EXHIBIT 10.1

                              AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AGREEMENT") dated as of the Effective Date between SILICON VALLEY BANK, a California corporation ("BANK"), and CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("BORROWER"), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Borrower and the Bank are a party to that certain Loan and Security Agreement dated as of December 23, 2004, as amended (as so amended, the "EXISTING LOAN AGREEMENT") pursuant to which Bank made available to Borrower a $10,000,000 revolving line of credit and made a term loan to Borrower in the original principal amount of Three Million Dollars ($3,000,000) (the "EXISTING TERM LOAN"); and

     WHEREAS, Borrower and Bank desire to amend and restate the Existing Loan Agreement to restructure the credit facilities outstanding under the Existing Loan Agreement;

     NOW THEREFORE, in consideration of the forgoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

     1.     ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

     2.     LOAN  AND  TERMS  OF  PAYMENT

     2.1     PROMISE  TO  PAY.

          Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

     2.2     REVOLVING  ADVANCES.

          (a)     Formula  Loans  Availability.  Subject  to  the  terms  and
                  ----------------------------
conditions of this Agreement and to deduction of Reserves, Bank will make Formula Advances to Borrower up to an amount ("NET BORROWING AVAILABILITY") not to exceed the lesser of: (1) the Availability Amount; or (2) the amounts available under the Borrowing Base.

          (b)     Non-Formula  Loan  Availability.  Subject  to  the  terms  and
                  -------------------------------
conditions of this Agreement and provided that (x) a Streamline Period is then in effect and (y) the Net Borrowing Availability is zero, Bank will make Non-Formula Advances to Borrower in an amount not to exceed the lesser of (1) the Availability Amount and (2) Two Million Dollars ($2,000,000) at any one time outstanding.

          (c)     Termination;  Repayment.  The Revolving Line terminates on the
                  -----------------------
Revolving Line Maturity Date, when the principal amount of all Formula Advances and all Non-Formula Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

     2.3     LETTERS  OF  CREDIT  SUBLIMIT.

          (a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower's account. The face amount of outstanding
Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Two Million Dollars ($2,000,000). Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line. If, on the Revolving Line Maturity Date, there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to 102% of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's standard Application and Letter of Credit Agreement (the "LETTER OF CREDIT APPLICATION"). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower's account or by Bank's interpretations of any Letter of Credit issued by Bank for Borrower's account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto other than in connection with the Bank's gross negligence or wilful misconduct.

          (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

          (c) Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in Dollars at the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

          (d) To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the "LETTER OF CREDIT RESERVE") under the Revolving Line in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

     2.4 FOREIGN EXCHANGE SUBLIMIT. As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a "FX FORWARD CONTRACT") on a specified date (the "SETTLEMENT DATE"). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to One Million Dollars ($1,000,000) (the "FX RESERVE"). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve.

     2.5 CASH MANAGEMENT SERVICES SUBLIMIT. Borrower may use up to One Million Dollars ($1,000,000) (the "CASH MANAGEMENT SERVICES SUBLIMIT") of the Revolving Line for Bank's cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank's various cash management services agreements (collectively, the "CASH MANAGEMENT SERVICES"). Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

     2.6 OVERADVANCES. If at any time or for any reason the total of all outstanding Formula Advances exceeds the Net Borrowing Availability (an "Overadvance"), Borrower shall immediately pay the amount of the excess to Bank, without notice or demand. If at any time that Non-Formula Advances are outstanding at the end of a Streamline Period, Borrower shall immediately pay the amount of such Non-Formula Advances to Bank, without notice or demand. Without limiting Borrower's obligation to repay to Bank the amount of any Non-Formula Advance upon the end of the Streamline Period or to pay any Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any such Non-Formula Advance or any Overadvance, on demand, at the Default Rate.

     2.7     PAYMENT  OF  INTEREST  ON  THE  CREDIT  EXTENSIONS.

          (a)     Interest  Rate;  Formula  Advances. Subject to Section 2.7(c),
                  --------------   -----------------
the principal amount of the Formula Advances amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to: (i) 1.50 percentage points above the Prime Rate, if a Streamline Period is not in effect; and (ii) 0.50 percentage points above the Prime Rate during any Streamline Period.

          (b)     Interest  Rate;  Non-Formula  Advances.  Subject  to  Section
                  ------------------------------------
2.7(c), the principal amount of the Non-Formula Advances amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to 2.50 percentage points above the Prime Rate.

          (c)     Default  Rate.  Immediately upon the occurrence and during the
                  -------------
continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is three percentage points above the rate effective immediately before the Event of Default (the "DEFAULT RATE"). Payment or acceptance of the increased interest rate provided in this Section 2.7(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

          (d)     Adjustment  to Interest Rate.  Changes to the interest rate of
                  ----------------------------
any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

          (e)     360-Day  Year.  Interest  shall  be computed on the basis of a
                  -------------
360-day  year  for  the  actual  number  of  days  elapsed.

          (f)     Debit  of  Accounts.  Bank may debit any of Borrower's deposit
                  -------------------
accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

          (g)     Minimum  Monthly  Interest.  In the event the aggregate amount
                  --------------------------
of interest earned by Bank in any month with respect to Advances (exclusive of any collateral monitoring fees, or any other fees and charges hereunder) is less than $10,000 (the "MINIMUM MONTHLY INTEREST"); provided, however, that upon
                                                    --------  -------
closing of a Subsequent Equity Offering, the Minimum Monthly Interest shall be automatically reduced to $5,000, Borrower shall pay Bank an amount, payable on the last day of such month, in an amount equal to the (i) Minimum Monthly Interest minus (ii) the aggregate amount of all interest earned by Bank (exclusive of any collateral monitoring fees or any other fees and charges hereunder) in such month.

          (h)     Payment;  Interest  Computation;  Float  Charge.  Interest  is
                  -----------------------------------------------
payable monthly on the last calendar day of each month. In computing interest on the Obligations, all Payments received after 12:00 p.m. Pacific time on any day shall be deemed received on the next Business Day. In addition, so long as any principal or interest with respect to any Advances remains outstanding, Bank shall be entitled to charge Borrower a "float" charge in an amount equal to two
(2) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank. Said float charge is not included in interest for purposes of computing Minimum Monthly Interest (if any) under this Agreement. The float charge for each month shall be payable on the last day of the month. Bank shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Bank in its good faith business judgment, and Bank may charge Borrower's Designated Deposit Account for the amount of any item of payment which is returned to Bank unpaid.

     2.8     FEES.  Borrower  shall  pay  to  Bank:

          (a)     Facility  Fee.  A fully earned, non-refundable facility fee of
                  -------------
$50,000,  on  the  Effective  Date;

          (b)     Renewal  Fee.  A  fully  earned, non-refundable renewal fee of
                  ------------
$50,000, payable on the first anniversary of the Effective Date, if the Revolving Line Maturity Date is extended to the second anniversary of the Effective Date as set forth in the definition of "Revolving Line Maturity Date."

          (c)     Letter  of Credit Fee.  Bank's customary fees and expenses for
                  ---------------------
the issuance or renewal of Letters of Credit, including, without limitation, a Letter of Credit Fee of two percent (2.0%) per annum of the face amount of each Letter of Credit issued, upon the issuance or renewal of such Letter of Credit by Bank;

          (d)     Termination  Fee.  In  the event Borrower prepays the Advances
                  ----------------
and terminates the Revolving Line of Credit, a termination fee equal to the Minimum Monthly Interest that would have been payable for each month (pro rated for any partial month) between the date of such termination and the Revolving Line Maturity Date in effect prior to such termination; provided, however, that
                                                         --------  -------
no such termination fee shall be payable if the credit facility hereunder is replaced with a new facility from Silicon Valley Bank.

          (e)     Collateral  Monitoring  Fee.  A  monthly collateral monitoring
                  ---------------------------
fee of $1,000, payable in arrears on the last day of each month (prorated for any partial month) at the beginning and upon termination of this Agreement; provided, however, that Bank waives the payment of such fee during any
--------   -------
Streamline  Period;  and

          (f)     Bank  Expenses.  All  Bank  Expenses  (including  reasonable
                  --------------
attorneys' fees and reasonable expenses, plus expenses, for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

     3.     CONDITIONS OF LOANS

     3.1 Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

          (a) Borrower shall have delivered duly executed original signatures to the Loan Documents to which it is a party;

          (b) Borrower and each Guarantor shall have delivered its Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of its state of incorporation or formation, as of a date no earlier than thirty (30) days prior to the Effective Date;

          (c) Borrower shall have delivered duly executed original signatures to the completed Borrowing Resolutions for Borrower and each Guarantor shall have delivered duly executed original signatures for its completed guaranteeing resolutions;

          (d) Bank shall have received certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been terminated or released;

          (e) Borrower shall have delivered the Perfection Certificates executed by Borrower and each Guarantor;

          (f) Borrower shall have delivered a landlord's consent in favor of Bank executed by the landlord of Borrower's headquarters office;

          (g) Borrower shall have delivered the duly executed original signatures to the Guaranty, together with the completed Borrowing Resolutions for each Guarantor;

          (h) Borrower shall have delivered evidence satisfactory to Bank that the insurance policies required by Section 6.7 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Bank; and

          (i) Borrower shall have paid the fees and Bank Expenses then due as specified in Section 2.8(f) hereof.

     3.2 Conditions Precedent to all Credit Extensions. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

          (a) except as otherwise provided in Section 3.4, timely receipt of an executed Payment/Advance Form;

          (b) the representations and warranties in Section 5 shall be true in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit

Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

          (c) in Bank's sole discretion, there has not been a Material Adverse Change.

     3.3 COVENANT TO DELIVER. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition to any Credit Extension. Borrower expressly agrees that the extension of a Credit Extension prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower's obligation to deliver such item, and any such extension in the absence of a required item shall be in Bank's sole discretion.

     3.4 PROCEDURES FOR BORROWING. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Advance. Together with such notification, Borrower must promptly deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.

     4.     CREATION OF SECURITY INTEREST

     4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank's Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

     This Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank's obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.2(c). Notwithstanding any such termination, Bank's lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If such termination is at Borrower's election or at Bank's election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, the termination fee set forth in
Section 2.8(d) provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from Silicon Valley Bank. Upon payment in full of the Obligations and at such time as Bank's obligation to make Credit Extensions has terminated, Bank shall release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.

     4.2 AUTHORIZATION TO FILE FINANCING STATEMENTS. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank's interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.


     5.     REPRESENTATIONS AND WARRANTIES

     Borrower  represents  and  warrants  as  follows:

     5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each of its Subsidiaries are duly existing and in good standing as Registered Organizations only in the States in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of their business or their ownership of property requires that they be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. In connection with this Agreement, Borrower has delivered to Bank completed certificates substantially in the form attached hereto as Exhibit C signed by Borrower and each Guarantor, respectively, entitled "Perfection Certificate". Borrower represents and warrants to Bank that (a) Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower's organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower's place of business, or, if more than one, its chief executive office as well as Borrower's mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five
(5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete in all material respects. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower's organizational identification number.

          The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

     5.2 COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account other than the deposit accounts with Bank and deposit accounts described in the Perfection Certificate delivered to Bank in connection herewith.

          The Collateral is not in the possession of any third party bailee (such as a warehouse). Except as hereafter disclosed to Bank in writing by Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank.

          All Inventory is in all material respects of good and marketable quality, free from material defects.

          Borrower is the sole owner of its Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and to the best of Borrower's knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party.

          Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property. Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement which is reasonably likely to have a material impact on Borrower's business or financial condition (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor's agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future.

     5.3     ACCOUNTS  RECEIVABLE.

          (a) For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account.

          (b) All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower's Books are genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are an Eligible Account in any Transaction Report. To the best of Borrower's knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

     5.4 LITIGATION. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries which could reasonably be expected to cause, during the term of this Agreement, a Material Adverse Change.

     5.5 NO MATERIAL DEVIATION IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

     5.6 SOLVENCY. The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

     5.7 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any of its Subsidiaries' properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to so obtain could not reasonable be expected to cause a Material Adverse Change.

     5.8 SUBSIDIARIES; INVESTMENTS. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

     5.9 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed all required federal tax returns and reports and all material foreign, state and local tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a "Permitted Lien". Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

     5.10 USE OF PROCEEDS. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

     5.11 FULL DISCLOSURE. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representations, warranties, or other statements were made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

     6.     AFFIRMATIVE COVENANTS

Borrower  shall  do  all  of  the  following:

     6.1 GOVERNMENT COMPLIANCE. Maintain its and all its Subsidiaries' legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a Material Adverse Change. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could cause a Material Adverse Change.

     6.2     FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.

     Provide  Bank  with  the  following:

          (a) a Transaction Report, delivered monthly during any Streamline Period and otherwise delivered weekly and upon delivery of each request for an Advance;

          (b) within thirty (30) days after the end of each month (other than the first month of Borrower's fiscal year, to the extent not prepared for such month), (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, and general ledger;

          (c) as soon as available, and in any event within thirty (30) days after the end of each month (other than the first month of Borrower's fiscal year, to the extent not prepared for such month), monthly unaudited consolidated and consolidating financial statements;

          (d) within thirty (30) days after the end of each fiscal quarter, a schedule of Deferred Revenue

          (e) within thirty (30) days after the end of each month (other than the first month of Borrower's fiscal year, to the extent Borrower does not prepare financial statements for such month), a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

          (f) within sixty (60) days after the first day of each fiscal year of Borrower, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for such fiscal year of Borrower, and
(B) annual financial projections for such fiscal year (on a quarterly basis) as approved by Borrower's board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

          (g) as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank;

          (h) within five (5) days after filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower's or another website on the Internet; and

          (i) prompt written notice of (i) any material change in the composition of the Intellectual Property, (ii) the registration of any Copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in the IP Security Agreement, or (iii) Borrower's knowledge of an event that materially adversely affects the value of the Intellectual Property.

     6.3     ACCOUNTS  RECEIVABLE.

          (a)     Schedules and Documents Relating to Accounts.  Deliver to Bank
                  --------------------------------------------
transaction reports and schedules of collections, as provided in Section 6.2, on Bank's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Bank's Lien and other rights in all of Borrower's Accounts, nor shall Bank's failure to advance or lend against a specific Account affect or limit Bank's Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank's request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

          (b)     Disputes.  Promptly  notify  Bank  of  all  disputes or claims
                  --------
relating to Accounts involving more than $100,000 or which would result in an Overadvance. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm's-length transactions, and reports the same to Bank in the regular reports provided to Bank; (ii) no Default or Event of Default has occurred and is continuing; and
(iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Formula Advances will not exceed the Borrowing Base.

          (c)     Collection  of  Accounts.  Borrower  shall  have  the right to
                  ------------------------
collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, Accounts in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of Section 9.4 hereof. Bank may, in its good faith business judgment, require that all proceeds of Accounts be deposited by Borrower into a lockbox account, or such other "blocked account" as Bank may specify, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment.

          (d)     Returns.  Provided  no  Event  of  Default has occurred and is
                  -------
continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for Bank, and immediately notify Bank of the return of the Inventory.

          (e)     Verification.  Bank  may,  from  time to time, verify directly
                  ------------
with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose.

          (f)     No Liability.  Bank shall not be responsible or liable for any
                  ------------
shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

     6.4 REMITTANCE OF PROCEEDS. Deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations pursuant to the terms of Section 9.4 hereof; provided that, if no Default or Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Bank the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm's length transaction for an aggregate purchase price of $250,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     6.5 TAXES; PENSIONS. Timely file all required tax returns and reports and timely pay all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

     6.6 ACCESS TO COLLATERAL; BOOKS AND RECORDS. During normal business hours, on five (5) Business Day's notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower's Books. The foregoing inspections and audits shall be at Borrower's expense, and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Bank's then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank's rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

     6.7 INSURANCE. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower's industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender's loss payable endorsement showing Bank as the sole lender loss payee and waive subrogation against Bank, and all liability policies shall show, or have endorsements showing, Bank as an additional insured. All property policies (or the loss payable) shall provide that the insurer must give Bank at least thirty (30) days notice before canceling, amending, or declining to renew its policy and all liability policies (or additional insured endorsements) shall provide that the insurer will endeavor to give Bank at least thirty (30) days notice before canceling, amending, or declining to renew its policy. At Bank's request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds of more than $50,000 payable under any policy shall, at Bank's option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to $50,000, in the aggregate, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this
Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Bank deems reasonably prudent.

     6.8 OPERATING ACCOUNTS. Maintain its and its Domestic Subsidiaries' primary depository and operating accounts and securities accounts with Bank and Bank's affiliates which accounts shall include all accounts in the United States and shall at all times represent not less than 35% of the dollar value of Borrower's and all Subsidiaries' accounts at all financial institutions. Additionally, Borrower shall at all times maintain not less than $1,000,000 in its primary demand deposit operating account with the Bank.

     6.9     FINANCIAL  COVENANTS.

          (a)     Adjusted  Quick  Ratio.  Borrower shall maintain at all times,
                  ----------------------
to be tested as of the last day of each month, on a consolidated basis with respect to Borrower and its

Subsidiaries, a ratio of (i) Quick Assets to (ii) Current Liabilities minus the current portion of Deferred Revenue of at least 1.25 to 1.00.

          (b)     Tangible  Net Worth.  Borrower shall maintain at all times, to
                  -------------------
be tested as of the last day of each quarter, on a consolidated basis with respect to Borrower and its Subsidiaries, a Tangible Net Worth of at least $10,000,000, during the fiscal quarter ending December 31, 2006, and of at least $8,000,000 at all time thereafter, increasing by 50% of quarterly Net Income and 50% of issuances of equity, net of issuance costs, after the Effective Date and the principal amount of Subordinated Debt.

     6.10 PROTECTION AND REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS. Borrower shall: (a) protect, defend and maintain the validity and enforceability of its intellectual property; (b) promptly advise Bank in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent. If Borrower decides to register any copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of its intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement or such other documents as Bank may reasonably request to maintain the perfection and priority of Bank's security interest in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the application(s) filed with the United States Copyright Office together with evidence of the recording of the intellectual property security agreement necessary for Bank to maintain the perfection and priority of its security interest in such copyrights or mask works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent and Trademark Office for a patent or to register a trademark or service mark within 30 days after any such filing.

     6.11 LITIGATION COOPERATION. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

     6.12 FURTHER ASSURANCES. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's Lien in the Collateral or to effect the purposes of this Agreement.

     7.     NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank's prior written consent:

     7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, "TRANSFER"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) of Equipment or other fixed assets having a value not in excess of

$500,000 in the aggregate during any fiscal year; and (d) of Equipment and other fixed assets in connection with Permitted Liens and Permitted Investments; and
(e) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business. The issuance by Borrower of shares of its common stock shall not be subject to this Section 7.1.

     7.2 CHANGES IN BUSINESS, MANAGEMENT OR BUSINESS LOCATIONS. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related or incidental thereto and reasonable extensions thereof;
(b) liquidate or dissolve; or (c) (i) if the Chief Executive Officer or Chief Financial Officer ceases to hold such office with Borrower and replacements satisfactory to Bank are not made within 90 days after his departure from Borrower. Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Ten Thousand Dollars ($10,000) in Borrower's assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type,
(4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

     7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

     7.4 INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein.

     7.6 MAINTENANCE OF COLLATERAL ACCOUNTS. Maintain any Collateral Account except pursuant to the terms of Section 6.8 hereof.

     7.7 INVESTMENTS; DISTRIBUTIONS. (a) Directly or indirectly make any Investment other than Permitted Investments and Investments in Subsidiaries, net of returns on Investments received from Subsidiaries, not to exceed $1,000,000 during any fiscal year, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of $500,000 per fiscal year.

     7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

     7.9 SUBORDINATED DEBT. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

     7.10 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company", under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur unless such Reportable Event or Prohibited Transaction could not reasonably be expect to cause a Material Adverse Change; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

     8.     EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an "EVENT OF DEFAULT") under this Agreement:

     8.1 PAYMENT DEFAULT. Borrower or any Subsidiary fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable. During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

     8.2     COVENANT  DEFAULT.

          (a) Borrower or any Subsidiary fails or neglects to perform any obligation in Sections 6.2, 6.7, 6.8, or 6.9 or violates any covenant in Section 7; or

          (b) Borrower or any Subsidiary fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement, any Loan Documents, and as to any default (other than those specified in Section 8.2(a) above) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower or such Subsidiary be cured within such ten
(10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

     8.3     MATERIAL  ADVERSE  CHANGE.  A  Material  Adverse  Change  occurs;

     8.4 ATTACHMENT. (a) Any material portion of Borrower's or any Subsidiary's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten
(10) days; (b) the service of process upon Borrower or any Subsidiary seeking to attach, by trustee or similar process, any funds of Borrower or such Subsidiary on deposit with Bank, or any entity under control of Bank (including a subsidiary); (c) Borrower or any Subsidiary is enjoined, restrained, or prevented by court order from conducting a material part of its business; or (d) a notice of lien, levy, or assessment is filed against any of Borrower's or any Subsidiary's assets by any government agency and not paid within ten (10) days after Borrower or such Subsidiary receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions shall be made during the cure period);

     8.5 INSOLVENCY. Borrower or any Subsidiary is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any Subsidiary begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any Subsidiary and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

     8.6 OTHER AGREEMENTS. There is a default in any agreement to which Borrower or any Subsidiary is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or that could cause a Material Adverse Change;

     8.7 JUDGMENTS. A judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) (not covered by independent third-party insurance) shall be rendered against Borrower or any Subsidiary and shall remain unsatisfied and unstayed for a period of thirty (30) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);

     8.8 MISREPRESENTATIONS. Borrower, any Subsidiary or any Person acting for Borrower or any Subsidiary makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

     8.9     CHANGE  OF  CONTROL.   There  occurs  a  Change  of  Control.

     8.10 SUBORDINATED DEBT. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Bank, or any creditor that has signed such an agreement with Bank breaches any terms of such agreement; or

     8.11 GUARANTY. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.7 or 8.8 occurs with respect to any Guarantor, or (d) the liquidation, winding up, or termination of existence of any Guarantor; or (e) a material impairment in the perfection or priority of Bank's Lien in the collateral provided by Guarantor or in the value of such collateral.

     9.     BANK'S RIGHTS AND REMEDIES

     9.1 RIGHTS AND REMEDIES. While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

          (a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

          (b) stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

          (c) demand that Borrower (i) deposits cash with Bank in an amount equal to the aggregate amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

          (d)     terminate  any  FX  Contracts;

          (e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank's security interest in such funds, and verify the amount of such account;

          (f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

          (g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

          (h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit;

          (i) place a "hold" on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

          (j)     demand  and  receive  possession  of  Borrower's  Books;  and

          (k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

     9.2 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower's name on any checks or other forms of payment or security; (b) sign Borrower's name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower's insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints
Bank as its lawful attorney-in-fact to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank's foregoing appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

     9.3 PROTECTIVE PAYMENTS. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest applicable rate, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

     9.4 APPLICATION OF PAYMENTS AND PROCEEDS. Unless an Event of Default has occurred and is continuing, Bank shall apply any funds in its possession, whether from Borrower account balances, payments, or proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, first, to the principal of the Obligations; second, to Bank Expenses, including without limitation, the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Bank in the exercise of its rights under this Agreement; third, to the interest due upon any of the Obligations; and finally, to any applicable fees and other charges, in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower by credit to the Designated Deposit Account or other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

     9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

     9.6 NO WAIVER; REMEDIES CUMULATIVE. Bank's failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it is given. Bank's rights and remedies under this Agreement and the other Loan
Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay in exercising any remedy is not a waiver, election, or acquiescence.

     9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

     10.     NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, "COMMUNICATION"), other than Advance requests made pursuant to
Section 3.4, by any party to this Agreement or any other Loan Document must be in writing and be delivered or sent by facsimile at the addresses or facsimile numbers listed below. Bank or Borrower may change its notice address by giving the other party written notice thereof. Each such Communication shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below. Advance requests made pursuant to Section 3.4 must be in writing and may be in the form of electronic mail, delivered to Bank by Borrower at the e-mail address of Bank provided below and shall be deemed to have been validly served, given, or delivered when sent (with such electronic mail promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10). Bank or Borrower may change its address, facsimile number, or electronic mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

          If to Borrower:     Concurrent Computer Corporation
                              4375 River Green Parkway
                              Duluth, Georgia 30096
                              Attn:  Greg Wilson, Chief Financial Officer
                              Fax:  (678) 258-4358
                              Email:       greg.wilson@ccur.com
                                           --------------------

          With a copy, which shall not constitute notice, to:

                              King & Spalding
                              1180 Peachtree Street, N.E.
                              Atlanta, GA  30309
                              Attn: W. Todd Holleman, Esq.
                              Fax: (404) 572-5128
                              Email: tholleman@kslaw.com
                                     -------------------

          If to Bank:         Silicon Valley Bank
                              3353 Peachtree Rd. N.E.

                              North Tower, Suite M10
                              Atlanta, GA  30326
                              Attn:  J.C. Boyanton
                              Fax:   (404) 467-4467
                              Email:       jcboyanton@svbank.com
                                           ---------------------

          With a copy, which shall not constitute notice, to:

                              Troutman  Sanders  LLP
                              Suite  5200
                              600  Peachtree  Street,  N.E.
                              Atlanta,  GA  30308-2216
                              Attn:  Hazen  H.  Dempster
                              Fax:  (404)  962-6544
                              Email:  hazen.dempster@comcast.net
                                      --------------------------

     11.     CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in
Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower's actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     12.     GENERAL PROVISIONS

     12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank's prior written consent (which may be granted or withheld in Bank's discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights, and benefits under this Agreement and the other Loan Documents.

     12.2 INDEMNIFICATION. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank harmless against: (a) all obligations, demands, claims, and liabilities (collectively, "Claims") asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or arising from transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for Claims and/or losses directly caused by Bank's gross negligence or willful misconduct.

     12.3 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Bank, its directors, officers, employees, agents, accountants, attorneys, or any other Person affiliated with or representing Bank based upon, arising from, or relating to this Loan Agreement or any other Loan Document, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Bank, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Bank, or on any other person authorized to accept service on behalf of Bank, within thirty
(30)  days  thereafter.  Borrower
agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Bank in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other Loan Document.

     12.4 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

     12.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     12.6 AMENDMENTS IN WRITING; INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

     12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

     12.8 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

     12.9 CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank's Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain such prospective transferee's or purchaser's agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank's regulators or as otherwise required in connection with Bank's examination or audit; and (e) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (i) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     12.10 ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

     13.     DEFINITIONS

     13.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

          "ACCOUNT" is any "account" as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

          "ACCOUNT DEBTOR" is any "account debtor" as defined in the Code with such additions to such term as may hereafter be made.

          "ADVANCE" or "ADVANCES" means either a Formula Advance or a Non-Formula Advance.

           "AFFILIATE" of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

          "AGREEMENT"  is  defined  in  the  preamble  hereof.

          "AVAILABILITY AMOUNT" is (a) the Revolving Line minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserves, minus (c) the FX Reserve, and minus (d) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services).

          "BANK"  is  defined  in  the  preamble  hereof.

          "BANK EXPENSES" are all audit fees and expenses, costs, and reasonable expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

          "BORROWER"  is  defined  in  the  preamble  hereof

          "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, federal and state tax returns, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

          "BORROWING BASE" is an amount equal to (a) 80% of Eligible Accounts, as determined by Bank from Borrower's most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral, less (b) the Designated Reserves.

           "BORROWING RESOLUTIONS" are, with respect to any Person, those resolutions delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate].

          "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which Bank is closed.

           "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (c) Bank's certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

          "CASH  MANAGEMENT  SERVICES"  is  defined  in  Section  2.5.

          "CASH  MANAGEMENT  SERVICES  SUBLIMIT"  is  defined  in  Section  2.5.

          "CHANGE IN CONTROL" means any event, transaction, or occurrence as a result of which (a) any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as an amended (the "EXCHANGE ACT")), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing twenty-five percent (25%) or more of the combined voting power of Borrower's then outstanding securities; or
(b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by the Board of Directors of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directions at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

          "CODE" is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of Georgia; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank's Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term "CODE" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

          "COLLATERAL" is any and all properties, rights and assets of Borrower described on Exhibit A.
               ----------

          "COLLATERAL ACCOUNT" is any Deposit Account, Securities Account, or Commodity Account.

           "COMMODITY ACCOUNT" is any "commodity account" as defined in the Code with such additions to such term as may hereafter be made.

          "COMMUNICATION"  is  defined  in  Section  10.

          "COMPLIANCE CERTIFICATE" is that certain certificate in the form attached hereto as Exhibit E.
                      ----------

          "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

          "CONTROL AGREEMENT" is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

          "CREDIT EXTENSION" is any Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services or any other extension of credit by Bank for Borrower's benefit.

          "CURRENT ASSETS" are amounts that under GAAP should be included on that date as current assets on Borrower's consolidated balance sheet.

          "CURRENT LIABILITIES" are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower's Total Liabilities that mature within one (1) year.

           "DEFAULT" means any event which with notice or passage of time or both, would constitute an Event of Default.

          "DEFAULT  RATE"  is  defined  in  Section  2.7(c).

          "DEFERRED REVENUE" is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

          "DESIGNATED  RESERVES" is, collectively, an amount equal to the sum of
(a) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit)
plus  an amount equal to the Letter of Credit Reserves, plus (b) the FX Reserve,
                                                        ----
plus  (c)  the  outstanding  principal  balance  of  any  Advances used for Cash
----
Management  Services.

          "DEPOSIT ACCOUNT" is any "deposit account" as defined in the Code with such additions to such term as may hereafter be made.

          "DESIGNATED DEPOSIT ACCOUNT" is Borrower's deposit account, account number 3300446962, maintained with Bank.
        ----------

          "DOLLARS," "DOLLARS" and "$" each mean lawful money of the placecountry-regionUnited States.

          "DOMESTIC SUBSIDIARY" means a Subsidiary organized under the laws of the placecountry-regionUnited States or any state or territory thereof or the placeStateDistrict of Columbia.

           "EBITDA"  shall  mean (a) Net Income, plus (b) Interest Expense, plus
(c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense.

          "EFFECTIVE DATE" is the date Bank executes this Agreement and as indicated on the signature page hereof.

          "ELIGIBLE ACCOUNTS" are Accounts which arise in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in
Section 5.3. Bank reserves the right at any time and from time to time after the Effective Date, to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

          (a)     Accounts that the Account Debtor has not paid within ninety
(90) days of invoice date;

          (b) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

          (c)     Credit balances over ninety (90) days from invoice date;

          (d) Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed thirty percent (30%) of all Accounts, except for Time Warner, Inc., Comcast Cable Communications, Inc., Lockheed Martin Corporation and Cox Communications, Inc., for which such percentage is thirty-five percent (35%), for the amounts that exceed that percentage, unless Bank approves in writing;

          (e) Accounts owing from an Account Debtor which does not have its principal place of business in the placecountry-regionUnited States or placecountry-regionCanada;

          (f) Accounts owing from the placecountry-regionUnited States or any department, agency, or instrumentality unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

          (g) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

          (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a "sale guaranteed", "sale or return", "sale on approval", "bill and hold", or other terms if Account Debtor's payment may be conditional;

          (i) Accounts for which the Account Debtor is Borrower's Affiliate, officer, employee, or agent;

          (j) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

          (k) Accounts for which Bank in its good faith business judgment determines collection to be doubtful; and

          (l) other Accounts Bank deems ineligible in the exercise of its good faith business judgment.

           "EQUIPMENT" is all "equipment" as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

          "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

          "EVENT  OF  DEFAULT"  is  defined  in  Section  8.

          "FOREIGN CURRENCY" means lawful money of a country other than the placecountry-regionUnited States.

          "FOREIGN SUBSIDIARY" means any Subsidiary which is not a Domestic Subsidiary.

          "FORMULA ADVANCE" or "FORMULA ADVANCES" means an advance (or advances) made pursuant to Section 2.2(a) hereof.

           "FUNDING DATE" is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

          "FX BUSINESS DAY" is any day when (a) Bank's Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

          "FX  FORWARD  CONTRACT"  is  defined  in  Section  2.4.

          "FX  RESERVE"  is  defined  in  Section  2.4.

          "GAAP" is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GENERAL INTANGIBLES" is all "general intangibles" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

          "GUARANTOR" is any present or future guarantor of the Obligations, including Eversteam, Inc., Everstream Holding, Inc. and EHI Patent Co. LLC.,

          "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services (other than trade accounts payable not more than sixty (60) days past due), such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

          "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

          "INTEREST EXPENSE" means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers' acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

          "INVENTORY" is all "inventory" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

          "INVESTMENT" is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

          "INVESTOR SUPPORT" means it is the clear intention of Borrower's investors to continue to fund the Borrower in the amounts and timeframe necessary to enable Borrower to satisfy the Obligations as they become due and payable.

          "LETTER OF CREDIT" means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.3.

          "LETTER  OF  CREDIT  APPLICATION"  is  defined  in  Section  2.3(a)

          "LETTER  OF  CREDIT  RESERVE"  has  the  meaning  set forth in Section
2.3(d).

          "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

           "LOAN DOCUMENTS" are, collectively, this Agreement, the Perfection Certificate, any note, or notes, security agreement, pledge agreement or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

           "MATERIAL ADVERSE CHANGE" is (a) a material impairment in the perfection or priority of Bank's Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the ability of Borrower to repay any portion of the Obligations.

          "NET INCOME" means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

          "NON-FORMULA ADVANCE" or "NON-FORMULA ADVANCES" means an advance (or advances) made pursuant to Section 2.2(b) hereof.

           "OBLIGATIONS" are Borrower's obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower's duties under the Loan Documents.

          "OPERATING DOCUMENTS" are, for any Person, such Person's formation documents, as certified with the Secretary of State of such Person's state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

          "PAYMENT/ADVANCE FORM" is that certain form attached hereto as Exhibit
                                                                         -------
B.
--
          "PERFECTION  CERTIFICATE"  is  defined  in  Section  5.1.

          "PERMITTED  INDEBTEDNESS"  is:

          (a) Borrower's Indebtedness to Bank under this Agreement and the other Loan Documents;

          (b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

          (c)     Subordinated  Debt;

          (d) unsecured Indebtedness to trade creditors and with respect to surety bonds and similar obligations incurred in the ordinary course of business;

          (e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

          (f) Indebtedness incurred by Foreign Subsidiaries of the Borrower for working capital of such Subsidiaries in an aggregate principal amount that does not exceed, as to all such Subsidiaries, $500,000 at any one time outstanding;

          (g) Indebtedness in an aggregate principal amount not to exceed $1,000,000 secured by Permitted Liens;

          (h) Indebtedness owing by a Subsidiary to Borrower or Contingent Obligations incurred by Borrower with respect to Indebtedness or other obligations of a Subsidiary, in each case to the extent constituting an Investment permitted by Section 7.7 hereof;

          (h) Indebtedness in respect of insurance premium financing arrangements incurred in the ordinary course of business provided that such Indebtedness does not exceed the unpaid amount of such premiums; and

          (j) all extensions, renewals and refinancings of Indebtedness permitted by (b) through (d) above provided that (i) any such extension, renewal and refinancing does not increase the outstanding principal amount of Indebtedness so extended, renewed or refinanced, (ii) any such extension, renewal and refinancing does mature earlier than Indebtedness so extended, renewed or refinanced and (iii) if the Indebtedness so extended, renewed or refinanced is Subordinated Debt, such extension, renewal or refinancing Indebtedness is subordinated in right of payment to the Obligations on terms no less favorable to Bank than the Subordinated Debt so extended, renewed or refinanced.

          "PERMITTED  INVESTMENTS"  are:

          (a) Investments shown on the Perfection Certificate and existing on the Effective Date;

          (b) Investments consisting of (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue;

          (c) Promissory notes received as non-cash consideration for dispositions of assets otherwise permitted by this Agreement;

          (d) Investments received in connection with bankruptcies, reorganizations or settlement of delinquent accounts and disputes with customers or suppliers, in the ordinary course of business; and

          (e) Investments in the forms of loans and advances made to employees of Borrower (i) that do not exceed $25,000 in principal amount at any one time outstanding or (ii) are made for travel, entertainment or similar expenses incurred in the ordinary course of business.

          "PERMITTED  LIENS"  are:

          (a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

          (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over
                                                   --
any  of  Bank's  security  interests;

          (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment or incurred within one hundred twenty (120) days after such acquisitions, provided that the aggregate principal amount of Indebtedness secured by such Liens does not exceed $1,000,000 at any one time outstanding, or
(ii)  existing  on  Equipment  when  acquired,  if  the  Lien is confined to the
                                                --
property  and  improvements  and  the  Proceeds  of  the  Equipment;

          (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security
                 --
interest;

          (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

          (f) Liens on the property of Subsidiaries organized in jurisdictions other than the placecountry-regionUnited States and securing Indebtedness described in clause (f) of the definition of Permitted Indebtedness;

          (g) Liens on insurance policy refunds securing Indebtedness permitted by clause (h) of the definition of "Permitted Indebtedness"; and

          (h) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension,
                                                              ---
renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

          "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

          "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

          "QUICK ASSETS" is, on any date, Borrower's consolidated, unrestricted cash, Cash Equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

          "REGISTERED ORGANIZATION" is any "registered organization" as defined in the Code with such additions to such term as may hereafter be made.

          "RESERVES" are means, as of any date of determination, such amounts as Bank may from time to time establish and revise in its good faith business judgment, reducing the amount of Loans, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under Section 2.2 hereof: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any guarantor of the Obligations, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

          "RESPONSIBLE OFFICER" is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

          "REVOLVING LINE" is an Advance or Advances in an aggregate amount of up to $10,000,000 outstanding at any time.

          "REVOLVING LINE MATURITY DATE" is the earlier of (a) 364 days from the Effective Date; provided, however, that upon the closing of a Subsequent Equity Offering, the Revolving Line Maturity Date shall be automatically extended to the second anniversary of the Effective Date or (b) the acceleration of the Obligations pursuant to Section 9.1(a) hereof.

           "SECURITIES ACCOUNT" is any "securities account" as defined in the Code with such additions to such term as may hereafter be made.

          "STREAMLINE PERIOD" means any period during which the cash and cash equivalents maintained by Borrower and its Subsidiaries on deposit with Bank and its affiliates (the "Cash Deposits") is greater than the aggregate outstanding principal amount of the Credit Extensions. Except as provided below a Streamline Period (a) begins when the Cash Deposits have exceeded the aggregate outstanding principal amount of the Credit Extensions for a period of thirty
(30) consecutive days and (b) ends on the earlier to occur of (i) the date on which the aggregate outstanding principal amount of the Credit Extensions exceeds the amount of Cash Deposits by more than $1,000,000 or (ii) the date on which the aggregate outstanding principal amount of the Credit Extensions have exceeded the Cash Deposits for ten (10) consecutive Business Days.

          "SETTLEMENT  DATE"  is  defined  in  Section  2.4.

          "SUBORDINATED DEBT" is indebtedness incurred by Borrower subordinated to all of Borrower's now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

          "SUBSEQUENT EQUITY OFFERING" means an issuance (whether private or public) of common equity of Borrower in which Borrower receives, in the aggregate, at least $10,000,000 of net proceeds excluding any bridge debt financing except to the extent actually converted to equity in Borrower.

           "SUBSIDIARY" means, with respect to any Person, any Person of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

          "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (a) any amounts attributable to (i)
                                  -----
goodwill, (ii) intangible items including unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates (other than Subsidiaries), and (iv) reserves not already deducted from assets, minus (b) Total Liabilities, plus (c) Subordinated Debt.
-----                            ----

           "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.

          "TRANSACTION  REPORT"  is that certain form attached hereto as Exhibit
                                                                         -------
D.
-

          "TRANSFER"  is  defined  in  Section  7.1.

                                 [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

CONCURRENT COMPUTER CORPORATION

By /s/ Greg Wilson
  ---------------------------------
  Name: Greg Wilson
  Title: CFO


BANK:

SILICON VALLEY BANK

By /s/  JC  Boyanton
  --------------------------------------
  Name: JC Boyanton
  Title: VP
  Effective  Date:  December  22,  2006

                [Signature page to Loan and Security Agreement]

                                    EXHIBIT A
                                    ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, [all Pledged CDs,] fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; [and]

all Borrower's Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

                                   EXHIBIT B
                                   ---------

                        LOAN PAYMENT/ADVANCE REQUEST FORM
                        ---------------------------------

                DEADLINE FOR SAME DAY PROCESSING IS NOON P.S.T.

Fax To:  (404) 467-1471                             Date: _____________________


--------------------------------------------------------------------------------
LOAN PAYMENT:


From Account #________________________     To Account #_________________________
                (Deposit Account #)                        (Loan Account #)

Principal $_____________________ and/or Interest $______________________________

AUTHORIZED SIGNATURE: _____________________    Phone Number: ___________________

Print Name/Title: _____________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #________________________     To Account #_________________________
                  (Loan Account #)                        (Deposit Account #)

Amount of Advance $___________________________

     All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

AUTHORIZED SIGNATURE: _____________________    Phone Number: ___________________

Print Name/Title: _____________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUTGOING WIRE REQUEST:

COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE IS TO BE WIRED.
Deadline for same day processing is noon, P.S.T.

Beneficiary Name: _______________________  Amount of Wire: $____________________

Beneficiary Bank: _______________________  Account Number: _____________________

City and State: _________________________  Beneficiary Bank
                                           Transit (ABA) #: ____________________

Beneficiary Bank Code (Swift, Sort, Chip, etc.): _______________________________
                                                 (FOR INTERNATIONAL WIRE ONLY)

Intermediary Bank: _______________________ Transit (ABA) #: ____________________

For Further Credit to: _________________________________________________________

Special Instruction: ___________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ___________________  2nd Signature
                                           (if required): ______________________

Print Name/Title: _______________________  Print Name/Title: ___________________

Telephone #: ____________________________  Telephone #: ________________________

--------------------------------------------------------------------------------

                                   EXHIBIT D
                                  ----------

                               TRANSACTION REPORT

                                   EXHIBIT E
                                   ---------

                             COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                            Date: ___________________
FROM:  CONCURRENT COMPUTER CORPORATION

     The undersigned authorized officer of CONCURRENT COMPUTER CORPORATION ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.
-------------------------------------------------------------------------------------------------------
REPORTING COVENANT                                        REQUIRED                             COMPLIES
--------------------------------------------------------  -----------------------------------  --------

Transaction Report                                        Monthly during a Streamline Period   Yes   No
                                                          and otherwise weekly and upon
                                                          delivery of each advance request
--------------------------------------------------------  -----------------------------------  --------

Monthly financial statements with Compliance Certificate  Monthly within 30 days               Yes   No

--------------------------------------------------------  -----------------------------------  --------

Annual audited financial statement                        FYE within 120 days                  Yes   No

--------------------------------------------------------  -----------------------------------  --------

10-Q, 10-K and 8-K                                        Within 5 days after filing with SEC  Yes   No

--------------------------------------------------------  -----------------------------------  --------

Transaction Report, A/R and A/P aging                     Monthly within 30 days               Yes   No

--------------------------------------------------------  -----------------------------------  --------

Def. Revenue Schedule                                     Quarterly within 30 days             Yes   No

-------------------------------------------------------------------------------------------------------

The following Intellectual Property was registered after the Effective Date (if no registrations, state "None")

____________________________________________________________________________________
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
FINANCIAL COVENANT                    REQUIRED             ACTUAL              COMPLIES
------------------------------------  -------------------  ------------------  --------
Minimum Monthly Quick Ratio           1.25:1.00            _________:1.00      Yes   No
------------------------------------  -------------------  ------------------  --------
Minimum Quarterly Tangible Net Worth
                                      $__________________  $_________________  Yes   No
---------------------------------------------------------------------------------------

     The following financial covenant analyses and information set forth in
Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

     The following are the exceptions with respect to the certification above:
(If no exceptions exist, state "No exceptions to note.")


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CONCURRENT COMPUTER CORPORATION             BANK USE ONLY

By: ___________________________________     Received by: _______________________

Name: _________________________________     Date: ______________________________

Title: ________________________________     Verified: __________________________

                                            Date: ______________________________

                                            Compliance Status:  Yes     No

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE
                      ------------------------------------

                         FINANCIAL COVENANTS OF BORROWER
                         -------------------------------

Dated:     ____________________

I.     ADJUSTED QUICK RATIO (Section 6.9(a))

Required:     1.25:1.00

Actual:

A.   Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries   $_____________

B.   Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries           $_____________

C.   Quick Assets (the sum of lines A and B)                                                          $_____________

D.   Aggregate value of current liabilities of Borrower and its Subsidiaries (including all amounts
     outstanding on the Revolving Line)                                                               $_____________

E.   Aggregate value of current deferred revenue                                                      $_____________

F.   Adjusted Current Liabilities (line D minus line E)                                               $_____________

G.   Adjusted Quick Ratio (line C divided by line F)                                                  $_____________

Is line G equal to or greater than 1.25:1:00?       ______ No, not in compliance
                                                       ______ Yes, in compliance


II.     TANGIBLE NET WORTH (Section 6.9(b))

Required:  $_________________

Actual:

A.   Aggregate value of liabilities of Borrower and its Subsidiaries         $_____________

B.   Aggregate value of Subordinated Debt of Borrower and its Subsidiaries   $_____________

C.   Adjusted Liabilities (line A minus line B)                              $_____________

D.   Aggregate value of total assets of Borrower and its Subsidiaries        $_____________

E.   Aggregate value of goodwill of Borrower and its Subsidiaries            $_____________

F.   Aggregate value of intangible assets of Borrower and its Subsidiaries   $_____________

G.   Aggregate value of any reserves not already deducted from assets        $_____________

H.   Adjusted Assets (line D minus line E minus line F minus line G)         $_____________

I.   Tangible Net Worth (line H minus line D)                                $_____________

Is line I equal to or greater than Required Tangible Net Worth?
                                                    ______ No, not in compliance
                                                       ______ Yes, in compliance